LOAN FACILITY	12 Months Ended
Dec. 31, 2017
Disclosure of Loan Facility [Abstract]
Disclosure of borrowings [text block]
10.	LOAN FACILITY

In April 2015, the Company, through its subsidiary 2435572 Ontario Inc., entered into a Loan Facility of US$370 million with a syndicate of lenders led by Natixis S.A., the Bank of Nova Scotia (Scotiabank) and Nedbank Ltd. and including ING Capital LLC, Export Development Canada, the Bank of Montreal and Société Générale. The lenders held security over the Company’s 49% interest in the GK Mine held through the Company’s subsidiaries. The term of the Loan Facility was seven years and the interest rate was U.S. dollar LIBOR plus 5.5%. The Loan Facility had a drawdown schedule that commenced on April 7, 2015 and ended on September 30, 2017 to correspond with the projected construction period and the required interest payments under the Loan Facility up to September 30, 2017. The Company ultimately drew only US$357 million from the Loan Facility. The Company was subject to maintaining several minimum reserve account balances, in accordance with the calculations set out in the Loan Facility agreement.

The loan was carried at amortized cost on the consolidated balance sheet.
On December 11, 2017, through the funds provided from the secured notes payable (Note 11) and restricted cash, the Loan Facility, and all accrued financing costs, were fully repaid. All remaining funds which were designated as restricted cash accounts, ceased to be restricted upon the full repayment of the Loan Facility.

At December 31, 2016, the Company had drawn US$332 million or $445.8 million Canadian dollar equivalent from the Loan Facility, as follows:

Total outstanding principal on loan facility	$445,776
Less: unamortized deferred financing	19,873
Total Loan Facility	$425,903
Less: current portion of loan facilty	33,287
Non-current loan facility	$392,616